Other Liabilities	12 Months Ended
Dec. 31, 2019
Other Liabilities
Other Liabilities

NOTE Q. OTHER LIABILITIES

($ in millions) At December 31:	2019	2018
Income tax reserves	$5,118	$4,195
Excess 401(k) Plus Plan	1,521	1,380
Disability benefits	478	507
Derivative liabilities	506	206
Workforce reductions	725	736
Deferred taxes*	5,230	3,696
Other taxes payable	42	40
Environmental accruals	254	244
Warranty accruals	45	76
Asset retirement obligations	94	111
Acquisition related	9	13
Divestiture related	65	173
Other	439	796
Total	$14,526	$12,174

* The increase in the balance at December 31, 2019 was primarily related to the acquisition of Red Hat.

In response to changing business needs, the company periodically takes workforce reduction actions to improve productivity, cost competitiveness and to rebalance skills. The noncurrent contractually obligated future payments associated with these activities are reflected in the workforce reductions caption in the previous table. The noncurrent liabilities are workforce accruals related to terminated employees who are no longer working for the company who were granted annual payments to supplement their incomes in certain countries. Depending on the individual country’s legal requirements, these required payments will continue until the former employee begins receiving pension benefits or passes away. The total amounts accrued for workforce reductions, including amounts classified as current in the Consolidated Balance Sheet were $950 million and $941 million at December 31, 2019 and 2018, respectively.

The company employs extensive internal environmental protection programs that primarily are preventive in nature. The company also participates in environmental assessments and cleanups at a number of locations, including operating facilities, previously owned facilities and Superfund sites. The company’s maximum exposure for all environmental liabilities cannot be estimated and no amounts have been recorded for non-ARO environmental liabilities that are not probable or estimable. The total amounts accrued for non-ARO environmental liabilities, including amounts classified as current in the Consolidated Balance Sheet, that do not reflect actual or anticipated insurance recoveries, were $270 million and $255 million at December 31, 2019 and 2018, respectively. Estimated environmental costs are not expected to materially affect the consolidated financial position or consolidated results of the company’s operations in future periods. However, estimates of future costs are subject to change due to protracted cleanup periods and changing environmental remediation regulations.

As of December 31, 2019, the company was unable to estimate the range of settlement dates and the related probabilities for certain asbestos remediation AROs. These conditional AROs are primarily related to the encapsulated structural fireproofing that is not subject to abatement unless the buildings are demolished and non-encapsulated asbestos that the company would remediate only if it performed major renovations of certain existing buildings. Because these conditional obligations have indeterminate settlement dates, the company could not develop a reasonable estimate of their fair values. The company will continue to assess its ability to estimate fair values at each future reporting date. The related liability will be recognized once sufficient additional information becomes available. The total amounts accrued for ARO liabilities, including amounts classified as current in the Consolidated Balance Sheet were $150 million and $146 million at December 31, 2019 and 2018, respectively.